EXHIBIT 99.1

INFINITY CAPITAL GROUP, INC.
Private Equity Investments  - M&A

                                                                 80 Broad Street
                                                                       5th Floor
                                                        New York, New York 10004
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Phone (212) 962-4400
Fax (212) 962-4422


                         MERGER & INVESTMENT TERM SHEET


         THIS TERM SHEET DATED OCTOBER 30, 2008 SUMMARIZES THE BASIC TERMS AND CONDITIONS ON WHICH NPI08, INC. (PINK SHEETS: NPIE), A PORTFOLIO COMPANY OF INFINITY CAPITAL GROUP, INC.(OTCBB: ICGP), PROPOSES TO MERGE WITH., INFOTECH GLOBAL, INC ("THE COMPANY" OR "IGI") AND SUMMARIZES THE BASIC TERMS AND
CONDITIONS ON WHICH INFINITY WILL MAKE A PARALLEL EQUITY INVESTMENT ALONG ITS CO-INVESTORS, PARTNERS, PRINCIPALS AND AFFILIATES (COLLECTIVELY, "INFINITY") SUBJECT TO THE CONTINGENCIES DESCRIBED BELOW. THIS TERM SHEET SHALL EXPIRE ON WEDNESDAY, NOVEMBER 6, 2008 AT 4:00 P.M.

INFINITY SPA FOR NPIE:     Infinity  shall  acquire  newly  issued   Convertible
                           Preferred  Stock  from  NPIE in  accordance  with the
                           Price Formula or Share  Calculation,  as  applicable,
                           for cash  consideration.  At any time after  Closing,
                           Infinity  shall  have the  right,  subject to certain
                           Beneficial  Ownership  Restrictions,  to convert such
                           Preferred  into 1,500,000  Common Shares  (subject to
                           adjustment  under the  Preferred  terms).  The coupon
                           rate on the Preferred  shall be 7% per annum and will
                           be  payable  in  additional   Preferred  shares.  The
                           Company  shall  have the  right  to  force  mandatory
                           conversion  of  the   Preferred   upon  an  effective
                           Registration  including the underlying  common shares
                           in the Preferred and warrants described below. . NPIE
                           USE OF PROCEEDS:  Infinity  shall  provide an initial
                           $1,500,000  of  Capital   Funding  to  NPIE  for  the
                           purposes of funding the growth of IGI. The net proceeds will be used for general corporate purposes, which includes working capital, expansions of or changes in our operations, and investments in product development, new products and technology, and may include potential acquisition of businesses, products or technologies.

IGI & NPIE SUBSIDIARY
MERGER: Structured between a wholly owned subsidiary of NPIE and IGI with NPIE, as the surviving parent company, obtaining at Closing 100% of IGI's issued and outstanding equity, pursuant to a Plan and Agreement of Reorganization.


NPIE PRE-CLOSING TABLE:     NPIE Free Trading        857,425 {100.00%}

                            Infinity               6,203,960 {87.86%}
                                                   ------------------

                            TOTAL                  7,061,385 {100.00%}

NPIE SHARE PRICE:           $0.40 as of 10/28/08


NPIE  AT-CLOSING  SHARE
CANCELATION:               Simultaneous  with the closing,  Infinity will cancel
                           2,561,385 shares of NPIE

NPIE & IGI SUBSIDIARY
MERGER TRANSACTION         IGI's shareholders and affiliates including Congruent
                           Ventures will receive at Closing 10,500,000 shares of newly issued Common Shares from NPIE.

PARALLEL
EQUITY INVESTMENT:         Infinity Capital Group, Inc.  ("Infinity") or members
                           of its corporate  group and investment  partners (the
                           "VC Group") will make a $1,500,000  equity investment
                           (the  "Equity  Investment")  into NPIE.  Said  Equity
                           Investment  shall be made in the form of  Convertible
                           Preferred  Stock  with  a  coupon  of 7%  payable  in
                           additional  Preferred shares. IGI agrees to mandatory
                           registration of the shares  underlying the Preferred.
                           The Company  shall have the right to force  mandatory
                           conversion upon an effective  Registration  including
                           the  underlying   shares  in  the  Convertible.   The
                           Purchase Price equates to a pre-money valuation of $15.00 million.


WARRANTS At closing NPIE will issue to the VC Group warrants to purchase 750,000 shares at $1.50 per share such warrants will expire one year after the closing date. The warrants will be issued to holders of the Preferred at a rate of one warrant for each two shares of Preferred held. The exercise price will be adjusted for any stock splits or other adjustments in the Company's capital structure

SENIOR & MEZZANINE  DEBT:  The  Company  currently  has two  revolving  lines of credit with total outstanding balance of $1,869,522 at August 31, 2008 which will not exceed $2 million at closing. Simultaneous with the merger and parallel equity investment, the company will raise mezzanine debt of $2 million and either the current lines of credit will remain in place or new senior debt/revolving lines of credit will take their place. New debt may be used to pay off existing debt or for working capital, acquisitions and general corporate purposes.

AT CLOSING ALLOCATION OF    NPIE Free Trading                  857,425  { 5.19%}
NPIE SHARES CALCULATION
("SHARE CALCULATION")       Infinity                         3,642,575  {22.08%}

1.5 MILLION:                Newly Issued Convertible:
                            (underlying shares) INFINITY     1,500,000  { 9.09%}

                            Newly Issued Common Shares*
                            to IGI shareholders:            10,500,000  {63.64%}
                                                           ---------------------

                            TOTAL                           16,500,000 {100.00%}

                           Convertible with a fixed conversion price of ($1.0)("Conversion Price" or "CP") subject to any stock splits or other adjustments in the Company's capital structure.

MERGER CLOSING DATE:       The parties shall use their best efforts to close the
                           Merger on or before December 15, 2008, and shall have
                           the right to extend the closing for up to 15 days, if
                           necessary to complete the  conditions of closing (the
                           "Closing  Date").  Infinity  agrees  to cause  the VC
                           Group  to  use  its  best   efforts   to  close   the
                           transaction on or about December 15, 2008, subject to completion of legal and accounting and business due diligence.

CONTINGENCIES & FINAL
DOCUMENTS:                 The  completion of the merger shall be subject to (a)
                           satisfactory  completion of due diligence by Infinity
                           and  NPIE;  IGI to  deliver  due  diligence  material
                           pursuant to a checklist  submitted  after  signing of
                           this term  sheet,  to be  returned no later than five
                           (5)  business  days  from the  date of due  diligence
                           submission request.  The Company shall grant Infinity
                           and NPIE  complete  access to its books and  records,
                           including  access to  customers,  suppliers,  and key
                           employees.   (b)  Execution  of   definitive   merger
                           agreements   signed   by  the   parties,   containing
                           customary  representations  and  warranties and other
                           terms as the parties may agree. The material terms of
                           merger agreement shall be identical to current merger
                           agreement  IGI has  executed (c) The  divestiture  or
                           abandonment  of NPIE's current  business  operations.
                           (d)  The  resignation  of  all  NPIE's  officers  and
                           directors and  appointment of Dhru Desai as director,
                           (e) No significant  adverse changes in  relationships
                           as   described   with   customers,   suppliers,   and
                           management.  Infinity  warrants  that  there  will be
                           minimal  assets and  liabilities  of less than $5,000
                           (direct or  contingent)  in NPIE at the closing,  nor
                           will  there  be  any   warrants,   options  or  other
                           interests  in NPIE  other than the  4,500,000  common
                           shares  identified  as  part of  this  agreement  and
                           86,768 warrants exercisable between $5-$50 per share.
                           Infinity  Capital Group,  Inc. will indemnify IGI for
                           any breach of the representations made by NPIE in the
                           merger   agreement.    (g)   Opinion   letters   from
                           accountants and lawyers stating no liabilities or potential claims or contingencies. (h) Delivery of the IGI reviewed financials by an external auditor.
                           (i)Funding of Parallel Equity Investments. (j)Funding of Mezzanine Debt.

MOST FAVORED  NATIONS:     If the  Company  enters into a  subsequent  financing
                           with another individual or entity (the "Third Party") on terms that are more favorable to the Third Party, then the agreements between the Company and the Investors shall be amended to include such better terms within one year from date hereof or until the registration is effective

REGISTRATION RIGHTS:       The  Company  will  file,  at  its  sole  expense,  a
                           registration statement for the benefit of the holders
                           of the  Preferred and  warrants,  for the  underlying
                           shares,  to permit  the  public  resale of the common
                           shares  underlying the Preferred  conversion  feature
                           and  warrants,  within  120  days of the  date of the
                           closing and funding of the definitive  agreements and
                           will  respond  to any  comments  and file an  amended
                           registration statement within 20 days of receipt. The
                           Company will pay to the investors  liquidated damages
                           in cash  equal  to 1%  times  the  face  value of the
                           Convertible  Debentures,  per  month  (pro-rated  for
                           partial  calendar  months)  for any failure to timely
                           file  registration  statement  or timely  respond  to
                           comments,  subject to a limit to be agreed  among the
                           parties.  All parties  will use best efforts to limit
                           any undesirable profit and loss effects in connection
                           with  the   conversion  of  shares   underlying   the
                           Convertible.

ANTI DILUTION:             Until  the  date of an  effective  registration,  the
                           conversion  price of the Preferred will be subject to
                           full ratchet  anti-dilution  adjustment  in the event
                           that  the  Company   issues   additional   equity  or
                           equity-linked  securities,   referred  to  herein  as
                           "derivatives" (other than for specific "carve out" issuances) at a purchase or conversion price that is less than the applicable conversion price of the debentures. Any adjustment to the conversion price will result in a proportionate adjustment to the exercise price of the warrants. This adjustment shall not apply to (i) outstanding derivatives as of the date hereof (provided no amendments to the conversion or exercise prices thereof are made); or (ii) options granted by the Company to employees and directors under current incentive stock options plans (whether qualified or not) if such future options are granted with exercise prices at least equal to the Company's stock price on the grant dates.

ADJUSTMENT  FOR  ISSUANCE
OF SHARES AT LESS THAN
THE CONVERSION PRICE:      Until the date of an effective  registration,  if and
                           whenever any additional  Common Stock shall be issued
                           by Company  for a  consideration  per share less than
                           the  Conversion  Price,  then in each  such  case the
                           initial  Conversion  Price  shall be reduced to a new
                           Conversion  Price in an amount equal to the price per
                           share for the additional Common Stock then issued, if
                           issued in  connection  with a sale of shares,  or the
                           value of the additional  Common Stock then issued, as
                           determined  in  accordance  with  generally  accepted
                           accounting principles, if issued other than for cash,
                           and the  number of  shares  issuable  to Holder  upon
                           conversion shall be  proportionately  increased.  The
                           exercise    price   of   the    warrants    will   be
                           proportionately reduced.

PREEMPTIVE RIGHTS:         Infinity   will  have  the  right  to  maintain   its
                           ownership percentage by participating in any new equity or equity linked offering up to the level of its ownership percentage prior to such offering.


ADDITIONAL COVENANTS:      The  definitive  agreements  will contain  provisions
                           prohibiting the Company from issuing variable priced equity; variable priced equity linked securities or equity lines of credit for so long as Infinity holds any securities of the Company.

FEES AND EXPENSES:         Upon Preferred Closing, NPIE shall pay to Infinity, a
                           Due Diligence  Fee equal to 1.0% of the  proceeds,  a
                           Commitment  Fee equal to 1.0% of the proceeds,  and a
                           Closing   Fee   equal   to  1.0%  of  the   proceeds.
                           Additionally, the Investors legal expenses shall be paid out of the proceeds. Total fees and legal expenses shall not exceed $60,000.

NAME: The name of the company post merger will be changed to ______. The merger details shall be determined by the Attorneys in the Definitive Merger Agreement to maximize both tax and legal structure.

VOTING RIGHTS:             The holders of Preferred shall have one vote for each
                           share, underlying the convertible conversion feature.

BOARD REPRESENTATION:      Infinity,   shall  have  the  irrevocable   right  to
                           designate a Board member who will be appointed to NPIE's Board which will have a total of no more than five members at least one of whom shall be an independent director as defined by the AMEX listing requirements.

RELEASE OF INFORMATION:    Upon  mutual  agreement  of  Infinity,  IGI and their
                           respective legal counsel, NPIE and Infinity shall issue Press Releases associated with this pending transaction.

LIABILITIES OF NPIE:       NPIE  shall  fully   disclose  on  a  schedule,   all
                           payables,   liabilities,    Convertible   Debentures,
                           mortgages, leases, contingent liabilities and options
                           for  any  equity   securities,   and  Infinity   will
                           represent such to accurate. Such total of liabilities and payables shall not exceed $5,000 which shall be paid from proceeds.

EXCLUSIVITY :              IGI and/or any of its agents,  will not  negotiate or
                           enter into  discussions  regarding a sale,  merger or
                           other similar transaction(s) or entertain discussions
                           on an equity or  equity-linked  investment by or with
                           another  party  without  consent of NPIE and Infinity
                           prior to the Closing  Date. In  consideration  of the
                           time and money expended by NPIE and Infinity;  if IGI
                           does not proceed with the  transaction by the Closing
                           Date for a  reason  other  than a  breach  by NPIE or
                           Infinity,  Infinity will be reimbursed a fee of Fifty
                           Thousand  Dollars  ($50,000).  NPIE and Infinity will
                           not  negotiate or discuss with another  party the use
                           of NPIE for any other  merger or similar  transaction
                           and,   subject  to  satisfactory  due  diligence  and
                           satisfaction of the conditions of closing,  excepting
                           for a breach by IGI,  will provide all  approvals for
                           the merger or IGI will be due a fee of Fifty Thousand
                           Dollars ($50,000).  The signing of this term sheet by
                           both  parties  shall  constitute  a  legally  binding
                           Letter  of   Intent,   subject   to   completion   of
                           satisfactory due diligence by the parties at their sole discretion, and shall be in effect for a period of December 15, 2008 ("Exclusivity Period").



INFINITY CAPITAL GROUP, INC.                  INFOTECH GLOBAL, INC


By_________________________                   By_______________________
   Title_________________________                 Title______________________

NPI08, INC.                                   CONGRUENT VENTURES, LLC

By_________________________                   By_________________________
   Title________________________                  Title______________________